UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2019 (December 23, 2019)

MYOS RENS TECHNOLOGY INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53298	90-0772394
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45 Horsehill Road, Suite 106 Cedar Knolls, New Jersey	07927
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (973) 509-0444

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 Series A Preferred Stock Purchase Rights, $0.001 par value	MYOS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 30, 2019, MYOS RENS Technology Inc. (the “Company”) filed a Certificate of Amendment (the “Certificate of Amendment”) to its Articles of Incorporation (as amended, the “Charter”) with the Secretary of State of the State of Nevada to: (i) increase the number of shares of common stock authorized for issuance from 12,000,000 to 15,000,000 and (ii) declassify the Board of Directors of the Company (the “Board”), with all members to be elected annually for one-year terms.

The foregoing description of the Certificate of Amendment is qualified in its entirety by reference to the complete text of the Certificate of Amendment filed hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 23, 2019, the Company held its 2019 annual meeting of stockholders (the “Meeting”). At the Meeting, stockholders: (i) approved an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock by 3,000,000 shares to 15,000,000 shares, (ii) approved an amendment to the Company’s Articles of Incorporation to declassify the Board, (iii) elected three directors, (iv) approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers for the year ended December 31, 2018, (v) approved, on a non-binding advisory basis, that the frequency of stockholder advisory votes on executive compensation shall be once every three years, (vi) approved an amendment to the Company’s 2012 Equity Incentive Plan to increase the aggregate number of shares of common stock which may be issued under the plan by 350,000 shares from 850,000 to 1,200,000 shares, and (vii) ratified the selection by the Board of WithumSmith+Brown, PC (“Withum”) to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2019.

Set forth below are the final voting results for each of the proposals:

Proposal No. 1 – Amendment to Articles of Incorporation to Increase Number of Authorized Shares

For	Against	Abstentions
4,815,271	1,395,941	70,922

Proposal No. 2 – Amendment to Articles of Incorporation to Declassify the Board

For	Against	Abstentions
4,941,939	1,234,254	105,941

 Proposal No. 3 – Election of Directors

Name	For	Withheld	Broker Non-Votes
Joseph Mannello	3,369,842	774,520	2,137,772
Victor Mandel	3,367,305	777,057	2,137,772
Andrew Ponte	3,139,090	1,005,272	2,137,772

Proposal No. 4 – Advisory vote regarding the approval of compensation paid to named executive officers for the year ended December 31, 2018

For	Against	Abstentions	Broker Non-Votes
3,504,045	588,848	51,469	2,137,772

Proposal No. 5 – Advisory vote regarding the frequency of stockholder advisory votes on executive compensation

Three Years	Two Years	One Year	Abstentions	Broker Non-Votes
3,203,603	2,531	778,293	159,935	2,137,772

The Company has determined, in light of and consistent with the advisory vote of the Company’s stockholders as to the preferred frequency of stockholder advisory votes on executive compensation, to include a stockholder advisory vote on executive compensation in its annual meeting proxy materials every three years.

Proposal No. 6 – Amendment of the 2012 Equity Incentive Plan

For	Against	Abstentions	Broker Non-Votes
3,422,344	576,522	145,496	2,137,772

Proposal No. 7 – Ratification of independent registered public accounting firm

For	Against	Abstentions
4,986,764	1,203,345	92,025

 Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to the Articles of Incorporation, dated December 30, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYOS RENS TECHNOLOGY, INC.

Dated: December 30, 2019	By:	/s/ Joseph Mannello
	Name:	Joseph Mannello
	Title:	Chief Executive Officer

3